Investor Presentation August 2021

centerspacehomes.com 2 SAFE HARBOR STATEMENT AND LEGAL DISCLOSURE Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from expected results. These statements may be identified by our use of words such as “expects,” “plans,” “estimates,” “anticipates,” “projects,” “intends,” “believes,” and similar expressions that do not relate to historical matters. Such risks, uncertainties, and other factors include, but are not limited to, changes in general and local economic and real estate market conditions, rental conditions in our markets, fluctuations in interest rates, the effect of government regulations, the availability and cost of capital and other financing risks, risks associated with our value-add and redevelopment opportunities, the failure of our property acquisitions and disposition activities to achieve expected results, competition in our markets, our ability to attract and retain skilled personnel, our ability to maintain our tax status as a real estate investment trust (REIT), and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in our Form 10- K for the period ended December 31, 2020. We assume no obligation to update or supplement forward- looking statements that become untrue due to subsequent events.

centerspacehomes.com 3 Strong Operating Results Driven by Consistent Occupancy and Accelerating Rent Growth ▪ Same-store lease over lease growth remained strong at 12.7% in July, up from 10.0% in Q2 2021 ▪ Same-store renewal lease growth accelerated to 6.5% in July up from 5.6% in Q2 2021 ▪ Same-store occupancy remains strong at 94.1% in July, compared to 94.9% in Q2 2021 Acquisition and Disposition Activity Continues ▪ Announcement of 2,696 home acquisition in Minneapolis and St. Cloud, with a target close in the third quarter for a purchase price of $323.8 million financed with issuance of convertible preferred units and assumption of in-place debt ▪ Recent disposition of 596 homes in Rochester, Minnesota for a sale price of $60.0M ▪ January 2021 acquisition of Union Pointe for an aggregate purchase price of $76.9M enhanced scale in Denver to 1,713 homes in 5 communities Operating Initiatives Progress to Enhance Customer Experience and Margin Enhancement ▪ Technology implementation underway to further operating efficiencies across the portfolio ▪ Value add opportunities include unit and common area renovations as well as adding amenities such as clubhouses, fitness centers, dog parks, package locker solutions, etc. ▪ Since April 2018, same-store gross margin has increased from 68.1% to 74.9% Better Every Days A lot has changed since our business began, and our new name is a reflection of who we have become. The rebrand of the company reflects our mission to provide great homes for our residents, our teams, and our investors. It is about coming together for the benefit of everyone – something in which each and every member of our team believes. IRET IS NOW CENTERSPACE B u i l d i n g o n a S t r o n g F o u n d a t i o n

centerspacehomes.com 4 Differentiated Markets Strong Midwest markets led by Minneapolis and Denver Nashville a new target market Internal Growth Opportunity Enhanced operating platform Value-Add Opportunity Deep value-add pipeline Balance Sheet Flexibility Strong balance sheet with sufficient liquidity to capitalize on future opportunities Experienced Leadership High caliber management and board executing a sound strategic plan COMPANY SNAPSHOT F o c u s e d o n G r o w t h i n M u l t i f a m i l y PORTFOLIO SUMMARY ▪ Founded in 1970, celebrating 50 Years ▪ Apartment owner/operator with 11,579 homes ▪ Publicly traded since 1997 ▪ Portfolio transformation from diversified to focused multifamily from 2017-2019 ▪ Total capitalization of $1.9 billion(1) ▪ Added to the S&P SmallCap 600 Index in 2020 0% 50% 100% 1 9 9 7 1 9 9 8 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 Multifamily and Other % of Gross Real Estate Assets Multifamily Other (1) See page 16 for breakdown

centerspacehomes.com 5 Region Homes Avg. Rev per Occ. Home(1) Denver, CO 1,713 $1,846 Minneapolis, MN 2,537 $1,600 North Dakota 2,422 $1,144 Omaha, NE 1,370 $1,029 Rochester, MN 1,122 $1,462 St. Cloud, MN 1,192 $1,089 Other Mountain West(2) 1,223 $1,099 Total / Average 11,579 $1,356 Multifamily Acquisitions and Dispositions Since 2017 % of NOI by Market – June 2021 vs 2017 ▪ Acquired 10 new communities in our target markets for $810 million ▪ $353 million in dispositions including 35 communities as we reduce our exposure to older, lower margin properties with less growth Percent of NOI by State 6% 42% 3% 8% 23% 18% Denver Minneapolis St. Cloud Rochester Billings Bismarck Minot Rapid City Grand Forks Omaha Target Markets Nashville New Target Market PORTFOLIO OVERVIEW D i f f e r e n t i a t e d P o r t f o l i o - S t r o n g M i d w e s t M a r k e t s (1) Average monthly revenue per occupied home is defined as total rental revenues divided by the financial occupancy of apartment homes for the period (2) Includes Rapid City, SD and Billings, MT 0% 10% 20% 30% 40% Minneapolis Denver Rochester St. Cloud Omaha ND Market Other Mountain West 2021 2017

centerspacehomes.com 6 Range for 2021 2020 Actual Low High Mid-Point Earnings per Share $(0.15) $0.10 $0.50 $0.30 Revenue $167,807 0.0% 3.0% 1.5% Total Expenses $67,892 3.0% 5.0% 4.0% NOI $97,915 (1.5%) 1.5% 0.0% FFO per Share $3.47 $3.38 $3.62 $3.50 Core FFO per Share $3.78 $3.48 $3.72 $3.60 Range for 2021 Low High Mid-Point Earnings per Share $0.58 $0.76 $0.67 Revenue 2.0% 3.5% 2.8% Total Expenses 4.0% 6.0% 5.0% NOI 0.5% 2.0% 1.3% FFO per Share $3.64 $3.83 $3.74 Core FFO per Share $3.78 $3.94 $3.86 REVISED 2021 FINANCIAL OUTLOOK U p d a t e d O u t l o o k B a s e d o n C o n t i n u e d I m p r o v i n g R e s u l t s Outlook: May 3, 2021 Additional 2021 Full-Year Assumptions Outlook: August 2, 2021 ▪ No changes to additional 2021 full-year assumptions ▪ Increased mid-point of Earnings per Share by 123% ▪ Increased mid-point of Core FFO by 7.0%

centerspacehomes.com 7 0.6% -1.2% -4.2% 12.7% 10.0% 0.7% July Q2 Q1 Same Store New Lease Rate Growth 2020 2021 0.7% 3.2% 3.3% 6.5% 5.6% 4.0% July Q2 Q1 Same Store Renewal Rate Growth 2020 2021 0.7% 1.3% -1.4% 8.0% 7.5% 2.0% July Q2 Q1 Same Store Blended Rental Rate Growth 2020 2021 OPERATIONS UPDATE A c c e l e r a t i n g R e n t G r o w t h I n t o L e a s i n g S e a s o n 94.1% 94.5% 95.3% 94.1% 94.9% 94.9% July Q2 Q1 Same Store Weighted Average Occupancy 2020 2021

centerspacehomes.com 8 Description Enterprise Highlights Community Highlights ▪ KMS communities well located within their submarkets with proximity to jobs, retail and amenities ▪ Rent level attainable to large pool of renters ▪ Majority of communities in portfolio are low density with attractive garden style feel and select densification opportunities ▪ Strong historical occupancy ▪ Accretive equity issuance ▪ Deepens value add pipeline ▪ Increases % of NOI from target market ▪ Attractive rents relative to new supply for-sale housing in the Twin Cities ▪ Accretive to enterprise cash flow growth ▪ $323,800,000 purchase price ($120k/home) ▪ 2,696 homes, 97.5% occupied ▪ Strong submarket locations in Minneapolis and St. Cloud regions ▪ Growth opportunity through revenue optimization initiatives and future value-add implementations KMS 2,696 HOME ACQUISITION P o r t f o l i o A c q u i s i t i o n O v e r v i e w

centerspacehomes.com 9 Preferred Units Current Property Debt Acq Cap Other Current property debt may be assumed or refinanced ▪ $126,500,000 in-place debt today ▪ Acquisition in leverage neutral to current capital stack Terms on Preferred Units are: ▪ 3.875% of par value per annum fixed dividend payment ▪ $83.00 per common operating partnership unit conversion price (conversion from convertible preferred units to common operating partnership units at Seller’s election); 2.38M common share equivalents if converted ▪ CSR can convert, at its sole election, Seller’s convertible preferred units into common operating partnership units if CSR’s stock price had traded at $83.00/share or greater for 15 of 30 consecutive trading days, AND ▪ CSR’s common dividend has been paid at a level for three consecutive quarters where Seller’s as- converted common operating partnership units would earn the equivalent of at least 3.875% yield on Seller’s convertible preferred units ($3.22 per share annual dividend threshold) KMS PORTFOLIO PLAN A c q u i s i t i o n A c c r e t i v e t o E a r n i n g s Capital Spend ▪ Approximately $40.0 million of capital will be spent into repositioning the communities over the next 24-36 months

centerspacehomes.com 10 Property Market Homes Occupancy Average In-Place Rent (1) Palisades Minneapolis 330 94.8% $1,182 River Pointe Minneapolis 301 98.7% $1,061 Woodland Pointe Minneapolis 288 98.6% $1,211 Burgundy/Hillsboro Court Minneapolis 251 99.6% $1,034 Windsor Gates Minneapolis 200 97.5% $1,024 Woodhaven Minneapolis 178 93.3% $1,005 New Hope Garden/New Hope Village Minneapolis 151 97.4% $991 Wingate Minneapolis 136 100.0% $965 Bayberry Place Minneapolis 120 99.2% $1,056 Gatewood St. Cloud 120 99.2% $844 Legacy St. Cloud 119 99.2% $855 Calhoun Minneapolis 97 92.8% $1,261 Plymouth Pointe Minneapolis 96 100.0% $1,104 Pointe West St. Cloud 93 98.9% $877 Grove Ridge Minneapolis 84 98.8% $1.074 Southdale Parc Minneapolis 70 91.4% $942 West Calhoun Minneapolis 62 90.3% $1,055 Total 2,696 97.5% $1,055 (1) Per 7/15/21 rent rolls Calhoun, Minneapolis MN Calhoun rooftop deck River Pointe Aerial Woodland Pointe, Woodbury MN KMS ACQUSITION C o m m u n i t i e s

centerspacehomes.com 11 Minneapolis ▪ Minneapolis MSA boasts a diversified economy being home to 17 Fortune 500 companies including UnitedHealth Group, Target and Best Buy ▪ The Twin Cities was well-positioned heading into the pandemic with a tight vacancy rate, strong demand, and solid rent growth ▪ The urban core has struggled with social distancing, business and office closures, and social unrest ▪ With roughly 10,000 units under construction, vacancy in the market is expected to continue to climb in urban class A properties ▪ Asking rent in 3-star (class B) properties has consistently outperformed 4- & 5-star (class A) properties since 2011 – this has been even more pronounced in the current economic environment as new deliveries have been concentrated in the urban core St. Cloud ▪ St. Cloud boasts a low vacancy rate of 2.6% ▪ 154 units under construction is only ~1% of inventory ▪ Tight vacancy and low new supply is likely to lead to strong near-term rent growth ▪ St. Cloud’s economy has benefitted from higher employment concentrations in manufacturing and education and health services ▪ CSR St. Cloud communities achieved 4.1% rent growth on new leases and 6.0% rent growth on renewals in Q1 2021 -5.0% 0.0% 5.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Year-Over-Year Rent Growth Minneapolis 4 & 5 Star Minneapolis 3 Star St. Cloud 0.0% 20.0% 40.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Vacancy Minneapolis 4 & 5 Star Minneapolis 3 Star St. Cloud St. Cloud market and Minneapolis class B properties have consistently outperformed Minneapolis class A properties Source: CoStar MARKET OVERVIEW M i n n e a p o l i s a n d S t . C l o u d B P r o p e r t i e s D e m o n s t r a b l y O u t p e r f o r m L u x u r y T h r o u g h o u t t h e C y c l e CSR Minneapolis Source: CoStar CSR St.CloudSource: US Census Bureau ACS 343,552 Units 4,901 (1.4%) 17,556 Units 1,524 (8.7%)

centerspacehomes.com 12 Name Address City Built Units 1 Palisades 560 W Sandhurst Dr Roseville 1970 330 2 River Pointe 7855 E River Rd Fridley 1971 301 3 Woodland Pointe 6850 Ashwood Rd Woodbury 1974 288 4 Windsor Gates 7821 Zane Ave N Brooklyn Park 1970 200 5 Woodhaven 6045 Lyndale Ave S Minneapolis 1974 178 6 Burgundy/Hillsboro Court 2911 Hillsboro Ave N New Hope 1968 251 7 Wingate 7700 49th Ave N New Hope 1967 136 8 Bayberry Place 3395 Yankee Doodle Ln Eagan 1995 120 9 Calhoun 2893 Knox Ave S Minneapolis 1959 97 10 Plymouth Pointe 9630 37th Pl N Plymouth 1968 96 11 Grove Ridge 8120 E Point Douglas Rd S Cottage Grove 1973 84 12 New Hope Garden/New Hope Village 5600 Zealand Ave N New Hope 1969 151 13 Southdale Parc 2720 W 66th St Richfield 1962 70 14 West Calhoun 3146 Calhoun Blvd W Minneapolis 1951 62 KMS Total 2,364 A Park Place 14550 34th Ave N Plymouth 1985 500 B SouthFork 18001 Jubilee Way Lakeville 1988 272 C 71 France 7161 France Ave S Edina 2016 241 D Colonial Villa 2003 121st St E Burnsville 1970 239 E Oxbo 202 7th St W St. Paul 2017 191 F Ironwood Apartments 8400 Bass Lake Rd New Hope 2018 182 G Arcata 901 Xenia Ave S Golden Valley 2014 165 H Red 20 20 6th St NE Minneapolis 2014 130 I Boulder Court 4182 Rahn Rd Eagan 1970 115 J FreightYard 50 N 4th Avenue Minneapolis 1900 96 CSR Total 2,131 6 1 2 4 3 5 10 8 7 12 914 11 Not pictured CSR communities located outside map boundary: Evergreen and Rum River (Isanti), and Monticello Crossings and Monticello Village (Monticello) A B C D E F G H I J 13 KMS PORTFOLIO ADDS KEY SUBMARKET EXPOSURE IN TWIN CITIES M i n n e a p o l i s M a p

centerspacehomes.com 13 Name Address City Built Units 1 Legacy 248 3rd St S Waite Park 1983 119 2 Pointe West 3225 Maine Prairie Rd Saint Cloud 1975 93 3 Gatewood 813 7th St S Waite Park 1987 120 KMS Total 332 A Park Meadows 408 Park Meadows Dr Waite Park 1982 360 B West Stonehill 690 Prosper Dr Waite Park 1989 313 C Cypress Court 906 Cypress Rd St. Cloud 2015 196 D Regency Park Estates 1615 15th Ave SE St. Cloud 1994 147 E Grand Gateway 4005 24th St S St. Cloud 2002 116 F Ponds 1211 7th Ave S Sartell 2008 58 CSR Total 1,190 1 23 A B C D E F Same-Store Minneapolis and St. Cloud NOI Growth 2018 2019 2020 3 Year CAGR 6.5% 12.5% 3.2% 8.6% Same-Store Minneapolis and St. Cloud Rent Growth 2018 2019 2020 3 Year CAGR 6.4% 8.6% 2.3% 4.1% KMS ST. CLOUD ADDS TO STRONG PERFORMING TEAM AND PORTFOLIO S t . C l o u d M a p

centerspacehomes.com 14 68% 69% 70% 71% 72% 73% 74% 75% 76% 77% 78% Strong Operating Platform RISE BY 5 M a r g i n s C o n t i n u e t o I m p r o v e i n Q 2 Same-Store communities continue to see NOI and gross margin growth Buying Efficient Communities Communities acquired have a weighted average margin of 57.2% Acquisitions(3) T12(2) Gross Margin % NOI Margin % CapEx per Unit NCF Margin % Average Rent Weighted Average 74.9% 57.2% $1,071 53.9% $1,621 Selling Inefficient Communities Communities sold have a weighted average margin of 49.9% Dispositions T12 Gross Margin % NOI Margin % CapEx per Unit NCF Margin % Average Rent Weighted Average 68.7% 49.9% $1,196 37.8% $818 Average Monthly Revenue/Home Includes rent and other income $992 $1,325 $1,722 Apr-18 Same-Store Pool Current Same-Store Pool Current Non- Same-Store Pool Same-Store Gross Margin (1) 55% 56% 57% 58% 59% 60% 61% 62% 63% 64% 65% (1) Gross Margin is calculated as revenue less controllable expenses as a % of revenue; controllable expenses include repairs & maintenance, utilities, administrative and marketing (2) When T12 not available, T3 annualized, or underwriting (3) Includes KMS Acquisition Same-Store NOI Margin 4.0% increase in NOI margin 6.8% increase in Gross margin

centerspacehomes.com 15 Property Region Homes to Renovate Renovated Date Complete Avg. Cost per Unit (1) Achieved Premium(2) Estimated ROI(3) Park Place Minneapolis, MN 500 294 In process $18,505 $253 17.30% Connelly on Eleven Minneapolis, MN 240 202 In process $10,335 $138 18.60% SouthFork Minneapolis, MN 272 125 In process $16,985 $258 20.70% Whispering Ridge Omaha, NE 336 144 In process $7,668 $135 24.40% Greenfield Omaha, NE 96 24 In process $12,902 $125 13.70% Lakeside Village Omaha, NE 208 15 In process $29,632 $135 9.00% Colony Omaha, NE 232 4 In process $36,729 $190 7.30% Grandeville Rochester, MN 275 58 In process $14,347 $197 19.70% Quarry Ridge Rochester, MN 154 30 In process $17,539 $215 16.20% Woodridge Rochester, MN 110 24 In process $7,562 $83 14.20% Regency Park Estates St. Cloud, MN 147 32 In process $15,428 $237 21.00% West Stonehill St. Cloud, MN 312 60 In process $13,948 $187 17.70% Total 2,882 1,012 Highlights VALUE-ADD OPPORTUNITY E n h a n c i n g P o r t f o l i o T h r o u g h R e n o v a t i o n P r o j e c t s ▪ 12 communities are in the process of value-add projects ▪ Value-add opportunities across the portfolio feature unit renovations, common areas, and adding amenities including clubhouses, fitness centers, dog park, outdoor kitchens, package locker solutions ▪ Enhancements improve asset position within the market and maintain competitive advantage New Regency Lobby Unit Renovations thru June 30 (1) Does not include costs related to amenity or common area upgrades (2) Achieved premium is reflective of the completed and leased homes and does not include market rent changes (3) ROI is defined by (premium X 12 months) plus turnover savings divided by (renovation vacancy loss plus total unit cost)

centerspacehomes.com 16 $12,814 $120,028(1) $43,163 $70,000 $107,518 $54,198 $52,742 $50,000 $75,000 $50,000 $59,900 Term Loan Term Loan Private Placement Private Placement Private Placement 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 Common Equity 59% Secured Debt 15% Unsecured Debt 20% Series C Preferred 5%Series D Preferred 1% Debt Summary Amount % of Total Wtd Avg Int Rate Wtd Avg Maturity Total Secured Debt 288,362,919 41% 3.90% 4.87 Line of Credit 87,000,000 13% 2.24% 1.17 Term Loans 145,000,000 21% 4.19% 3.39 Private Placement 175,000,000 25% 3.47% 8.15 Total Unsecured Debt 407,000,000 59% 3.56% 4.96 Total Debt 695,362,919 100% 3.70% 4.92 Fixed Rate 658,362,919 95% 3.81% 5.13 Variable Rate 37,000,000 5% 1.63% 1.17 *Share price $78.90 as of 6/30/2021 BALANCE SHEET A s o f J u n e 3 0 , 2 0 2 1 $1.9B Total Capitalization ▪ Access of all forms of capital ▪ 100% secured debt in 2017 to 41% today ▪ Achieved investment grade quality pricing in January 2021 unsecured Prudential private placement at 2.70% ▪ Raised $148.0 million through the ATM since November 2019 $695M Total Debt $1,178M Common Equity $112M Preferred Equity % of Total Maturing 1.8% 17.3% 6.2% 10.1% 15.5% 7.8% 7.6% 7.2% 10.8% 7.2% 8.6% Weighted Average Interest Rate 5.7% 3.1% 4.0% 3.7% 4.3% 3.7% 3.5% 3.7% 3.8% 2.7% 3.9% (1) The credit facility matures August 31, 2022, with a 12-month option to extend to 2023 at our election Mortgage Mortgage Mortgage Mortgage Mortgage Mortgage Mortgage LOC

centerspacehomes.com 17 $12,814 $72,878 $43,163 $70,000 $107,518 $54,198 $52,742 $108,410 $95,000 $50,000 $118,310 $76,760 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 Debt Summary Amount % of Total Wtd Avg Int Rate Wtd Avg Maturity Total Secured Debt 501,942,919 58% 3.48% 6.98 Line of Credit 39,850,000 5% 3.55% 1.17 Term Loans 145,000,000 17% 4.15% 3.39 Private Placement 175,000,000 20% 3.47% 8.15 Total Unsecured Debt 359,850,000 42% 3.75% 5.46 Total Debt 861,792,919 100% 3.60% 6.35 Fixed Rate 861,792,919 100% 3.60% 6.35 Variable Rate 0 0% 0% 0 *Share price $78.90 as of 6/30/2021 PRO FORMA BALANCE SHEET WITH KMS LOAN FINANCING $2.3B Total Capitalization ▪ Access of all forms of capital ▪ 100% secured debt in 2017 to 58% today ▪ Achieved investment grade quality pricing in January 2021 unsecured Prudential private placement at 2.70% ▪ Raised $148.0 million through the ATM since November 2019 $862M Total Debt $1.2B Common Equity $309M Preferred Equity % of Total Maturing 1.5% 8.5% 5.0% 8.1% 12.5% 6.3% 6.1% 12.6% 11.0% 5.8% 13.7% 0.0% 8.9% Weighted Average Interest Rate 5.7% 3.9% 4.0% 3.7% 4.3% 3.7% 3.5% 3.1% 3.9% 2.7% 3.3% 0.0% 2.9% (1) The Company will fund the KMS transaction through the issuance of up to $197.3M in Convertible Preferred Operating Partnership units, up to $16.2M may be paid in lieu of Convertible Preferred Operating Partnership units (2) The credit facility matures August 31, 2022, with a 12-month option to extend to 2023 at our election Term Loan MortgageMortgageMortgage Term Loan Mortgage Mortgage Mortgage Mortgage Private Placement Private Placement Mortgage Private Placement Mortgage Mortgage LOC(2) Common Equity 50% Secured Debt 21% Unsecured Debt 15% Series C Preferred 4% Series D Preferred 1% Series E 9% (1)

centerspacehomes.com 18 Multifamily portfolio quality has improved since 2017 We focus our energy and capital on improving 3 long-term metrics CAPITAL RECYCLING I m p r o v i n g P o r t f o l i o M e t r i c s Portfolio Quality Distributable Cash Growth NAV per Share Our capital recycling program has enhanced the quality of our business by improving: ▪ The efficiency and growth potential of our communities ▪ Core FFO per share ▪ Our leverage metrics and overall balance sheet flexibility ▪ NAV per share Homes per Community Buildings 132 709 Avg Monthly Rent $980 Communities 100 % of NOI in Top-50 MSA 13% 2017 Homes 13,212 Gross Margin % 67.9% Homes per Community Buildings 187 440 Avg Monthly Rent $1, 263 Communities 62 % of NOI in Top-50 MSA 45% June 2021 Homes 11,579 Gross Margin % 75.4% Homes per Community Buildings 180 515 Avg Monthly Rent $1,226 Communities 79 % of NOI in Top-50 MSA 53% Proforma KMS Homes 14, 275 Gross Margin % 74.5%

centerspacehomes.com 19 RECENT ACQUISITIONS F o c u s o n E x p a n d i n g o u r P o r t f o l i o i n T a r g e t M a r k e t s o f M i n n e a p o l i s a n d D e n v e r • A 256-home community built in 2019 • Conveniently located Longmont with close proximity to Boulder • Amenities include fitness center, workstations and a laptop bar, resort-style pool and bike and ski repair room • One, two and three-bedroom homes feature quartz countertops, tile backsplash, stainless steel appliances, full size washer and dryers, and ample closet space U N I O N P O I N T E A P A R T M E N T S D E N V E R , C O / $ 1 4 4 . 7 M I L L I O N I R O N W O D D A P A R T M E N T S M I N N E A P O L I S , M N / $ 4 6 . 3 M I L L I O N • A 465-home community built in 2016 • Conveniently located in the north metro of Denver with close proximity to employment centers and amenities • Amenities include two fitness centers, two billiard room, community garden, and resort style pool • One, two and three-bedroom homes feature contemporary granite countertops, stainless steel appliances, walk-in closets, floor-to- ceiling windows P A R K H O U S E A P A R T M E N T S D E N V E R , C O / $ 7 6 . 9 M I L L I O N • A 182‐home community built in 2018; first new product in submarket in 20 years • Conveniently located to multiple employment centers and amenities • Previously financed the development with a $16.6 million mezzanine note, acquiring the asset after stabilization • One, two and three-bedroom homes feature quartz countertops, stainless steel appliances, and private balconies with views of golf course and pool deck

centerspacehomes.com 20 MIDWEST HAS STRONG FUNDAMENTALS C e n t e r s p a c e L o w e s t U n e m p l o y m e n t R a t e A m o n g P e e r s a n d 2 8 % B e l o w t h e U S A v e r a g e ▪ Centerspace portfolio has lower unemployment among peers and the national average ▪ Low unemployment in our portfolio relative to all housing sectors- apartment, manufactured housing, and single-family rentals, is leading to strong collections rates Source: SNL, BLS, Company Data 4.1% 4.6% 5.2% 5.3% 5.4% 5.5% 5.7% 5.7% 5.8% 5.8% 5.8% 5.9% 6.1% 6.1% 6.7% 6.7% 7.2% CSR IRT MAA AMH BRG SUI NXRT INVH UMH ELS CPT US Average UDR AIV AVB EQR ESS June 2021 Weighted Average Unemployment Rate state unemployment rate weighted by unit count

centerspacehomes.com 21 MIDWEST HAS STRONG FUNDAMENTALS C e n t e r s p a c e M a i n t a i n s L o w e s t U n d e r C o n s t r u c t i o n P o r t f o l i o A m o n g P e e r s ▪ Centerspace’s markets have the lowest percentage of construction among multifamily peers ▪ Low supply in CSR portfolio allows for opportunity to drive rent and maintain occupancy Source: SNL, CoStar 2.4% 3.6% 3.8% 4.4% 4.4% 4.6% 4.7% 4.8% 5.2% 5.3% CSR ESS IRT EQR AVB CPT MAA UDR BRG NXRT Weighted Average Portfolio Under Construction % Weighted by Unit Count in Metro

centerspacehomes.com 22 MINNEAPOLIS MARKET C O M M U N I T I E S : 1 4 / H O M E S : 2 , 5 3 7 M A J O R E M P L O Y E R S ▪ Culturally vibrant and economically diverse metro driven by major employment in health and life sciences, food and water, consumer retail, financial services, and manufacturing; MN is headquarters for 24 Fortune 1,000 companies and the largest private company in the US, Cargill ▪ #6 on U.S. News Best Places to Live in the U.S. ▪ $79,578 median household income, highest in the Midwest and 7th in nation among large metros Market Highlights Minneapolis Portfolio(1) Oxbo 71 France 18% 25% 57% Location Urban Core Inner Ring Outer Ring (1) Based on Q2 2021 NOI Map does not include Monticello and Isanti communities 52% 48% Asset Class Class A Class B

centerspacehomes.com 23 100% Asset Class Class A 42% 58% Location Urban Suburban DENVER MARKET C O M M U N I T I E S : 5 / H O M E S : 1 , 7 1 3 M A J O R E M P L O Y E R S ▪ Diverse economy and major hub of technology, energy, aviation and bioscience; 23 Fortune 1,000 companies have their headquarters in CO ▪ #2 on U.S. News Best Places to Live in the U.S. with highly desirable quality of life and recreational amenities ▪ $79,478 median household income, 8th in nation among large metros Market Highlights Denver Portfolio(1) Westend Dylan (1) Based on Q2 2021 NOI

centerspacehomes.com 24 NASHVILLE MARKET N e w T a r g e t M a r k e t – A N a t i o n a l G r o w t h L e a d e r i n H o u s e h o l d I n c o m e , J o b s , a n d M i l l e n n i a l P o p u l a t i o n M A J O R E M P L O Y E R S ▪ True live-work-play community with a lively cultural scene boasting the highest concentration of music industry establishments in the nation and a diverse and growing economy anchored by health care, higher education, advanced manufacturing, logistics, entertainment, and an emerging tech scene ▪ #15 on U.S. News Best Places to Live in the U.S. ▪ Household income growth ranks 5th among U.S. major metros over past five years ▪ 41% job growth over the past 10 years more than doubles U.S. growth of 17%, and is a leader among major metros ▪ Location of future Amazon operations center bringing at least 5,000 jobs with an average pay of $150K per year to the Nashville Yards development in Downtown Nashville ▪ 2018-2020 average annual sales volume of $1.9 billion ▪ 2021 Q2 volume of $797 million is 588% above 2020 Q2 ▪ YTD 2021 volume of $1.4 billion is 79% above the same period in 2020 ▪ 8 communities traded for $30M Market Highlights

centerspacehomes.com 25 FOCUSED SECONDARY MARKET PRESENCE T h e s e F o u r M a r k e t s , P l u s M i n n e a p o l i s - S t . P a u l a n d D e n v e r M a k e U p 8 0 % o f P r o - F o r m a N O I Rochester, MN Omaha, NE Grand Forks, ND St. Cloud, MN Population 118,935 478,192 69,451 68,462 Median Household Income $73,106 $60,092 $54,051 $49,135 Unemployment Rate(1) 3.6% 3.2% 4.6% 4.7% Major Employers Mayo Clinic State of Nebraska University of ND CentraCare Health IBM Union Pacific Altru Health State of Minnesota Number of CSR Homes 1,122 1,370 865 1,192 Total Multifamily Supply 9,262 74,470 9,514 14,917 Same-Store Average Revenue per Unit(2) $1,480 $1,029 $1,181 $1,097 Same-Store Average Revenue per Unit / Median Household Income (Monthly) 24.2% 20.6% 26.2% 26.8% Same-Store Occupancy(3) 94.5% 95.5% 96.4% 92.7% Sources: US Census Bureau,, Bureau of Labor Statistics, CoStar, Company Filings and Disclosures (1) Compared to the June 2021 National Unemployment Rate of 5.9% (2) Average monthly rental rate per occupied home is defined as total rental revenues divided by the weighted average occupied apartment homes for the period (3) Weighted Average Occupancy

centerspacehomes.com 26 BEST-IN-CLASS GOVERNANCE H i g h C a l i b e r L e a d e r s h i p F o c u s e d o n H i g h Q u a l i t y G o v e r n a n c e Executive Management Team Mark O. Decker, Jr. PRESIDENT AND CEO John A. Kirchmann EVP AND CFO Anne M. Olson EVP AND COO CSR rated ISS’s top score of 1 - indicating highest quality corporate governance practices and lowest governance risk Jeffrey P. Caira Since 2015 Michael T. Dance Since 2016 Mark O. Decker Jr. Since 2017 Emily Nagle Green Since 2018 Linda J. Hall Since 2011 John A. Schissel Since 2016 Mary J. Twinem Since 2018

centerspacehomes.com 27 ESG HIGHLIGHTS S t r o n g F o c u s o n E n v i r o n m e n t a l , S o c i a l a n d C o r p o r a t e G o v e r n a n c e Energy Efficiency Completed installation of 3,323 LED light bulbs Only ENERGY STAR rated appliances used for replacement Water Conservation Provide shared cost water services encouraging lower consumption Installed new common area laundry equipment at 10 communities; compliant with the US-DOE for energy + water Air Quality Utilize low VOC flooring, paints, adhesives and sealants Non-smoking communities Serving the broader communities in which we operate and supporting our team members’ community involvement is important to us. Here are some organizations that have received sponsorships and financial donations through CSR’s Corporate Giving Initiative: ▪ Habitat for Humanity ▪ Homes for Our Troops ▪ YMCA ▪ United Way Local Chapter ▪ Feed My Starving Children ▪ Ronald McDonald House Charities ▪ Cristo Rey High School

centerspacehomes.com 28 INVESTMENT HIGHLIGHTS Best-In-Class Governance

centerspacehomes.com 29 APPENDIX

centerspacehomes.com 30 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations We use the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: depreciation and amortization related to real estate; gains and losses from the sale of certain real estate assets; and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Due to the limitations of the Nareit FFO definition, we have made certain interpretations in applying this definition. We believe that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit's FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT's main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. We believe that FFO, which is a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding our operating performance, primarily because its calculation excludes depreciation and amortization expense on real estate assets, thereby providing an additional perspective on our operating results. We believe that GAAP historical cost depreciation of real estate assets is not correlated with changes in the value of those assets, whose value does not diminish predictably over time, as historical cost depreciation implies. The exclusion in Nareit’s definition of FFO of impairment write-downs and gains and losses from the sale of real estate assets helps to identify the operating results of the long-term assets that form the base of our investments, and assists management and investors in comparing those operating results between periods. While FFO is widely used by us as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of sufficient cash flow to fund all of our needs or our ability to service indebtedness or make distributions. Core Funds from Operations ("Core FFO") is FFO as adjusted for non-routine items or items not considered core to our business operations. By further adjusting for items that are not considered part of our core business operations, we believe that Core FFO provides investors with additional information to compare our core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income as an indication of financial performance, or as an alternative to cash flows from operations as a measure of liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions to shareholders. Core FFO is a non-GAAP and non-standardized measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

centerspacehomes.com 31 RECONCILIATION TO NON-GAAP MEASURES

centerspacehomes.com 32 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt, gain on litigation settlement, and gain/ loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or nonoperating gains and losses. Adjusted EBITDA is a non-GAAP measure and should not be considered a substitute for operating results determined in accordance with GAAP.